Exhibit 99.1

PROFIRE ENERGY APPOINTS DAREN SHAW TO SERVE ON BOARD OF DIRECTORS

Company Appoints Seasoned Investment Banker to Serve on Board of Directors

LINDON, Utah, August 1, 2013- Profire Energy, Inc. (OTCBB:PFIE), a technology company which manufactures, installs and services burner management systems and other combustion technologies for the oil and gas industry, today announced the appointment of Daren Shaw to serve on its board of directors.

Mr. Shaw is a managing director of Investment Banking at D.A. Davidson & Co., a middle-market investment bank and investment brokerage firm with $26 billion of assets under management and offices nationwide. Since joining Davidson in 1997, Mr. Shaw has served as the lead investment banker in a wide variety of transactions, and as a member of D.A. Davidson & Co.’s Senior Management Committee, Commitment Committee, and Board of Directors. He currently serves on the Boards of Directors of The Ensign Group (NASDAQ:ENSG), Agri-Services, Inc., and Cadet Manufacturing.

Prior to joining D.A. Davidson & Co. in 1997, Mr. Shaw was a Managing Director at Pacific Crest Securities in Portland, Oregon and a manager in KPMG’s private business advisory group. He graduated with a B.A. in Accounting from Utah State University in 1980.

“In Daren’s 25-plus years of investment banking, he has helped many private and public companies position themselves for significant growth—largely because he places a strong emphasis on strategic execution and delivery of stakeholder value,” said Andrew Limpert, chief financial officer of Profire. “His ability to see the big picture and lead companies to new heights will certainly be a valuable asset to Profire’s board of directors.”

Mr. Shaw is expected to enhance the financial leadership of the Company’s board of directors, and will play an active role as the Company prepares for domestic and international expansion, as well as a potential uplisting to a national stock exchange.

“We couldn’t be happier with Daren’s decision to join the board,” said Brenton W. Hatch, chief executive officer of Profire. “He brings with him a wealth of knowledge about financial markets, financial management and corporate strategy, as well as profound analytical abilities. These strengths will serve the board well as we continue to execute our growth plans, and will enhance the Company’s vision and direction.”

“I believe Profire Energy is positioned to significantly impact the oil and gas industry’s use of technology to decrease costs, improve safety and reduce the impact on the environment,” said Shaw. “In consideration of their attractive market position, growth prospects, and commitment to strong fundamentals, I am very much looking forward to serving on the Company’s board of directors.”

To learn more about Profire Energy or its products, please contact Profire Energy, or visit www.ProfireEnergy.com.

About Profire Energy, Inc.
Profire Energy assists energy production companies in the safe and efficient transportation, refinement and production of oil and natural gas. As energy companies seek greater safety for their employees, compliance with more stringent EPA standards and enhanced margins with their energy production processes, Profire Energy’s burner management systems are increasingly becoming part of their solution. To learn more about the company’s products and services, please visit www.ProfireEnergy.com.  Profire Energy has offices in Lindon, Utah; Houston, Texas; and Edmonton, Alberta, Canada.

Cautionary Note Regarding Forward-Looking Statements.  Statements made in this release that are not historical are forward-looking statements.  This release contains forward-looking statements, including, but not limited to statements regarding the skills Mr. Shaw may bring to the company’s board of directors and the benefits that may be realized from his appointment, the company seeking a listing on a national securities exchange, the company’s position in the market, potential expansion in domestic and international markets, and the  ability of the company’s products to influence the oil and gas industry, decrease costs, improve safety and reduce environmental impact.   All such forward-looking statements are subject to uncertainty and changes in circumstances. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include certain economic, business, public market and regulatory risks and factors identified in the company’s periodic reports filed with the Securities Exchange Commission. All forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are made only as of the date of this release and the company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements.

Contact:
Profire Energy, Inc.	Profire Energy, Inc.
Andrew Limpert, CFO	Nate McBride, Finance & Communications
(801) 796-5127	(801) 796-5127

RedChip Companies, Inc.
Brendan Hopkins
1-900-RED-CHIP (733-2447), ext. 134